UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________________
FORM 8-K
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2022 (October 28, 2022)
  ________________________________________

Masonite International Corporation
(Exact name of registrant as specified in its charter)
  ________________________________________

British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road
Concord, Ontario L4K 2N6 Canada
(Address of principal executive offices)

(800) 895-2723
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)
 ________________________________________

Securities registered pursuant to Section 12(b) of the Act:
Common Stock (no par value)	DOOR	New York Stock Exchange
(Title of class)	(Trading symbol)	(Name of exchange on which registered)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Definitive Material Agreement.
Securities Purchase Agreement
On November 2, 2022, Masonite Corporation, a Delaware Corporation (“Buyer”), a wholly-owned subsidiary of Masonite International Corporation, a British Columbia corporation (“Masonite”), entered into a Securities Purchase Agreement (the “SPA”), by and among Cyprium Investors V LP, a Delaware limited partnership (“Cyprium Investors V”), Cyprium Parallel Investors V LP, a Delaware limited partnership (“Cyprium Parallel V”), 1492 Capital LLC, an Ohio limited liability company (“1492 Capital”), Nationwide Defined Benefit Master Trust, an employee pension plan organized in New York (“Nationwide”), Bruce Procton, a natural person, the Rose E. Procton Irrevocable Trust u/a/d 12/31/12, the Alexander M. Procton Irrevocable Trust u/a/d 12/31/12, the Jonas M. Procton Irrevocable Trust u/a/d 12/31/12, Kevin MacDonald, a natural person, Walter Hammond, a natural person, Greg McGehee, a natural person, and Larry Repar, a natural person (collectively, the “Endura Stockholders”), Cyprium Investors V, Cyprium Parallel V, 1492 Capital and Nationwide (collectively, the “Endura Warrant Holders”), EPI Holdings, Inc., a Delaware corporation (“Endura”), and Bruce Procton, a natural person, as Endura’s equityholders’ representative, pursuant to which Buyer will acquire all of the rights and interests in and to the capital stock of Endura (the “Acquisition”, and together with the other transactions contemplated therein, the “Transactions”).
Consideration
The total cash consideration payable by Buyer to Endura’s equityholders for the Acquisition is $375 million (the “Base Purchase Price”), subject to customary adjustments for cash, indebtedness, transaction expenses, change of control payments and working capital. $20 million from the Base Purchase Price will be held back by Buyer from the closing purchase price to secure any purchase price adjustment and satisfy certain indemnification claims.
Conditions to Closing
The consummation of the Transactions is subject to the satisfaction or waiver of certain customary closing conditions, including, but not limited to, (a) the accuracy of each party’s representations and warranties (subject to customary materiality and other qualifiers), (b) each party’s performance and compliance with its covenants contained in the SPA, (c) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (d) receipt of certain consents from commercial counterparties of Endura, and (e) the absence of any statute, rule, regulation, order, injunction or decree or other legal restraint or prohibition (whether temporary, preliminary or permanent), in each case, that the effect of restraining, enjoining or otherwise prohibiting or makes illegal the consummation of the Transactions.
Financing
The total consideration payable by Buyer is expected to be funded with a combination of cash on hand, borrowings under the Amended ABL Facility (as defined below) and an expected new term loan. The Transactions are not subject to a financing condition.
Representations, Warranties and Covenants
The SPA contains customary representations, warranties and covenants. Certain key executives of Endura will be subject to non-compete and non-solicitation obligations for a period of between three to five years following the closing.
Indemnification
The SPA contains indemnification obligations of certain Endura’s equityholders for breaches of representations and warranties and pre-closing covenants, subject to certain limitations. Except for certain fundamental representations and fraud, the indemnification obligations of such former Endura’s equityholders is limited to $18 million, and at the second-anniversary date of the closing date, any remaining funds will be released to such former Endura’s equityholders, subject to any then-pending claims.
Termination Rights
The SPA may be terminated under certain circumstances prior to the closing of the Transactions, (i) by mutual written consent of Buyer, Endura or the Endura’s equityholders’ representative, (ii) by either Buyer or Endura or the Endura’s equityholders’ representative if the other party breaches its representations, warranties or covenants such that the applicable condition in the SPA would not be satisfied, and such party fails to cure such breach (other than for certain limited exceptions), (iii) by either Buyer, Endura or the Endura’s equityholders’ representative if the Transactions are not consummated by December 31, 2022, subject to one automatic 30-day extension followed by an additional 30-day extension if mutually agreed between the parties, in each case, if the only remaining condition to be satisfied related to the failure to obtain regulatory approval, (iv) by Buyer, if a material adverse effect on Endura occurs and (v) by either Buyer, Endura or the Endura’s equityholders’ representative if any governmental entity issues an order or taken any other action restraining, enjoining or otherwise prohibiting or makes illegal the consummation of the Transactions and such order or other action has become final and non-appealable.
The description of the SPA set forth under this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.
ABL Facility Amendment
The information set forth below in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
ABL Facility Amendment
On October 28, 2022, Masonite and certain of its subsidiaries entered into an amendment (the “ABL Amendment”) to our asset-based revolving credit facility, dated as of January 31, 2019 (as amended prior to the date hereof, the “ABL Facility” and, as amended by the ABL Amendment, the “Amended ABL Facility”), which, among other things, (i) increased the revolving credit commitments available thereunder by $100 million (subject to certain specified sublimits available thereunder as specified therein) to an aggregate amount of $350 million and (ii) replaced the LIBOR-based interest rate applicable to borrowings thereunder in U.S. dollars with an interest rate based on the sum of (x) a “Term SOFR” rate published by the CME Group Benchmark Administration Limited (CBA) plus (y) 10 basis points. The terms of the ABL Facility remained otherwise substantially unchanged.
The description of the ABL Amendment set forth under this Item 2.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the ABL Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On November 3, 2022, Masonite issued a press release relating to the Transactions. The press release is furnished as Exhibit 99.1 to this Form 8-K.
The information and exhibit provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section 18, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.
Forward Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including our discussion of the pending acquisition of Endura, including its expected closing date, the receipt of required regulatory approvals and our ability to successfully integrate Endura’s business and achieve the expected synergies, and statements relating to our economic performance and financial condition, including, in particular, statements relating to our business and growth strategy and product development efforts and ability to achieve the revenues, cost savings, synergies and other anticipated benefits associated with the pending transaction. When used in this Current Report on Form 8-K, such forward-looking statements may be identified by the use of such words as “may,” “might,” “could,” “will,” “would,” “should,” “expect,” “believes,” “outlook,” “predict,” “forecast,” “objective,” “remain,” “anticipate,” “estimate,” “potential,” “continue,” “plan,” “project,” “targeting,” or the negative of these terms or other similar terminology.
Forward-looking statements involve significant known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Masonite, or industry results, to be materially different from any future plans, goals, targets, objectives, results, performance or achievements expressed or implied by such forward-looking statements. As a result, such forward-looking statements should not be read as guarantees of future performance or results, should not be unduly relied upon, and will not necessarily be accurate indications of whether or not such results will be achieved. Factors that could cause actual results to differ materially from the results discussed in the forward-looking statements include, but are not limited to, downward trends in our end markets and in economic conditions; reduced levels of residential new construction, residential repair, renovation and remodeling, and non-residential building construction activity due to increases in mortgage rates, changes in mortgage interest deductions and related tax changes and reduced availability of financing; competition; the continued success of, and our ability to maintain relationships with, certain key customers in light of customer concentration and consolidation; our ability to accurately anticipate demand for our products; impacts on our business including seasonality, weather and climate change; scale and scope of the ongoing coronavirus (“COVID-19”) pandemic and its impact on our operations, customer demand and supply chain; inflation, including increases in prices of raw materials and fuel; tariffs and evolving trade policy and friction between the United States and other countries, including China, and the impact of anti-dumping and countervailing duties; increases in labor costs, the availability of labor, or labor relations (i.e., disruptions, strikes or work stoppages); our ability to manage our operations including potential disruptions, manufacturing realignments (including related restructuring charges) and customer credit risk; product liability claims and product recalls; our ability to generate sufficient cash flows to fund our capital expenditure requirements, to meet our pension obligations and to meet our debt service obligations, including our obligations under the ABL Facility; limitations on operating our business as a result of covenant restrictions under our existing and future indebtedness, including our senior notes and ABL Facility; fluctuating foreign exchange and interest rates; our ability to replace our expiring patents and to innovate, keep pace with technological developments and successfully consummate and integrate acquisitions; the continuous operation of our information technology and enterprise resource planning systems and management of potential cyber security threats and attacks; political, economic and other risks that arise from operating a multinational business; uncertainty relating to the United Kingdom's exit from the European Union; retention of key management personnel; and environmental and other government regulations, including the United States Foreign Corrupt Practices Act (“FCPA”), and any changes in such regulations. For a more detailed discussion of these factors, see the information under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Forward Looking Statements” in our most recent annual report on Form 10-K filed with the SEC on February 24, 2022, in each case as updated by our subsequent filings with the SEC. Masonite undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Securities Purchase Agreement, dated as of November 2, 2022, by and among Masonite, Endura, Endura Stockholders, Endura Warrant Holders and Endura’s equityholders’ representative
10.1	Amendment No. 3 to the Second Amended and Restated Credit Agreement and Facility Increase Amendment, dated as of October 28, 2022, by and among Masonite, Masonite Corporation, Premdor Crosby Limited, each other subsidiary of Masonite party thereto, each lender party thereto and Wells Fargo Bank, National Association, as administrative agent
99.1	Press release issued by Masonite International Corporation on November 3, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby agrees to supplementally furnish to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	November 3, 2022	By:	/s/ James C. Pelletier
		Name:	James C. Pelletier
		Title:	Senior Vice President, General Counsel and Corporate Secretary

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